SECURITIES AND EXCHANGE COMMISSION
                          Washington, DC  20549


                                FORM 8-K


                             CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): April 19,2002


                       MICROS-TO-MAINFRAMES, INC.,
           (Exact name of registrant as specified in its charter)




        New York                 0-22122               13-3354896
(State or other jurisdiction    (Commission           (IRS Employer
  of incorporation)              File Number)   Identification Number)



            614 Corporate Way
        Valley Cottage, New York                   10989
(Address of principal executive offices)        (Zip Code)


                            (845) 268-5000
         (Registrant's telephone number, including area code)




       (Former Name or Former Address, if changed since last Report)

Item 5.  Other Information.

   As a result of recent changes in the beneficial ownership of our common stock, we are filing this Form 8-K to update the information in our previous filings relating to the beneficial ownership of management and certain other beneficial owners.


          Security Ownership of Certain Beneficial Owners and Management

	The following table sets forth, as of March 25, 2002, information concerning the beneficial ownership of our common stock by (i) each person known by us to be the beneficial owner of more than five percent (5%) of the outstanding common stock, (ii) each Director, (iii) each executive officer named in the Summary Compensation Table to our Annual Report on Form 10-K for the fiscal year ended March 31, 2001 and (iv) all Directors and executive officers as a group. As of March 25, 2002, we had outstanding 4,958,169 shares of common stock.

Name and Address             Amount and Nature
of Beneficial Owner        of Beneficial Ownership(1)         Percent (1)
-------------------------  -----------------------------      ----------
Steven H. Rothman(2)             920,486 (3)(4)                 18.1%

Howard Pavony(2)                 914,456(3)                     18.0%

William Lerner
423 East Beau Street
Washington, PA  15301             50,500(5)                      1.0%

Arnold Wasserman
1 Brookwood Drive
West Caldwell, NJ 07006           55,500(5)                      1.1%

Alvin E. Nashman
3609 Ridgeway Terrace
Falls Church, VA 22044            45,500(5)                       *

James W. Davis
17300 Boca Club Blvd.
Boca Raton, Fl 33487              35,000(5)                       *

All directors and
executive officers
as a group (7  persons)         2,035,697(6)                     37.5%
__________________________
* Represents less than 1%.

(1)  	Unless otherwise indicated, each person has sole investment and voting power with respect to the shares indicated, subject to community property laws, where applicable. For purposes of this table, a person or group of persons is deemed to have "beneficial ownership" of any shares which such person has the right to acquire within 60 days after March 25, 2002. For purposes of computing the percentage of outstanding shares held by each person or group of persons named above on March 25,2002, any security which such person or group of persons has the right to acquire within 60 days after such date is deemed to be outstanding for the purpose of computing the percentage ownership of such person or persons, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

(2)    	The address of this person is c/o Micros-to-Mainframes, Inc.,
        614 Corporate Way, Valley Cottage, New York 10989.

(3) Includes 134,000 shares that he may acquire upon exercise of currently exercisable options.

(4) 	Includes 1,125 shares held by his spouse.

(5) 	Represents shares that he may acquire upon exercise of
        currently exercisable options.

(6)  	Includes 465,000 shares that may be acquired upon exercise of currently exercisable options.

                             SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: April 19, 2002

                                     Micros-to-Mainframes, Inc.



                                    By:     /s/ Steven H. Rothman
                                           Steven H. Rothman
                                           President and
                                           Chief Executive Officer